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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 8, 2007

                        Global Pari-Mutual Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                        000-32509               88-0396452
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(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)


          2533 North Carson Street
            Carson City, Nevada                                 89706
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  (Address of Principal Executive Offices)                    (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   [ ]      Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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Item 1.01, 7.01, and 8.01 Entry into a Material Definitive Agreement, Regulation
FD Disclosure, Other Events


On May 21, 2007, the Royal Turf Club, Inc., a Nevada corporation (herein "RTCN") a wholly owned subsidiary of Global Pari-Mutuel Services, Inc. and SOL Mutuel, Ltd, a company located in St. Georges, Grenada completed a thirty six month agreement wherein RTCN will begin to provide Pari-Mutuel Hub Services on our about July 17, 2007.

Under the terms of the agreement in exchange for an agreed upon fee RTCN will provide, (1) Pari-mutuel wagering data services, through RTCN's Antigua Hub, (2) Pari-mutuel reconciliation and settlement services and (3) Video streaming technology hardware and software for simulcast distribution of racing content of all of SOL Mutuels locations.



                                    EXHIBITS


Exhibit Number
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      99       Agreement for Pari-Mutuel Hub Services between the Royal Turf
               Club, Inc. and SOL Mutuel, Ltd.











                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Global Pari-mutuel Services, Inc.



Dated:  July 16, 2007                    By /s/ James A. Egide
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                                                James A. Egide
                                                Chief Executive Officer